                                                                   EXHIBIT 10.22


BANK1ONE.

                            CHANGE IN TERMS AGREEMENT

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PRINCIPAL        Loan Date    MATURITY        LOAN NO       CALL         COLLATERAL         ACCOUNT          OFFICER        INITIALS
$2,000,000.00                 04-15-1999        75         074833           328            8760310127         00410
------------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------------


BORROWER:    SCC COMMUNICATIONS CORP., A DELAWARE                      LENDER:    BANK ONE, COLORADO, N.A.
             CORPORATION                                                          BOULDER
             6285 LOOKOUT ROAD                                                    1125  17TH STREET
             BOULDER, CO 80301                                                    DENVER, CO 80217


THIS CHANGE IN TERMS AGREEMENT ("Agreement") is executed effective as of April 15, 1998 by SCC COMMUNICATIONS CORP. DELAWARE CORPORATION ("Borrower") and acknowledged and agreed to by Bank One, Colorado, NA ("Lender").

     WHEREAS, a loan ("Loan") was made to Borrower in the amount of $2,000,000.00, evidenced by a promissory note (as renewed, extended or modified, the 'Note") dated July 1, 1996, executed and delivered by Borrower in the principal amount of the Loan; and

     WHEREAS, the Note and all credit agreements, loan agreements, guaranties, security agreements, deeds of trust, mortgages, and all other instruments and documents executed in connection with the Note are collectively described herein as the "Related Documents"; and

     WHEREAS, Lender is the owner and holder of the Note and all other Related
              Documents; and

     WHEREAS, the parties hereto now propose to modify certain terms of the Note as provided herein.

     NOW THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and further g and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     MATURITY DATE. The maturity date of the Note shall be April 1 5, 1 999 ("Maturity Date"), when the unpaid principal balance of the Note together with all accrued but unpaid interest thereon, shall be due and payable.

     INTEREST RATE. As of the effective date hereof, interest on the principal balance of the Note from time to time remaining unpaid prior maturity shall be payable at the following rate:

     The Interest rate on this Note is subject to fluctuation based upon the Prime Rate of interest in effect from time to time (the "Index") (which rate may not be the lowest, best or most favorable rate of interest which Lender may charge on loans to its customers). "Prime Rate" s mean the rate announced from time to time by Lender as its prime rate. Each change in the rate to be charged on this Note will become effective without notice on the same day as the Index changes. Except as otherwise provided herein, the unpaid principal balance of Note will accrue interest at a rate per annum which will from time to time be equal to the sum of the Index. plus 0.000%.
     NOTICE: Under no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law.

     PAYMENT TERMS. The NOTE, as modified HEREBY, SHALL be PAYABLE as follows:

     PAYMENT. THIS NOTE SHALL BE PAYABLE AS FOLLOWS: INTEREST SHALL BE DUE AND PAYABLE MONTHLY AS IT ACCRUED, COMMENCING ON MAY 15, 1998 AND CONTINUING ON THE SAME DAY OF EACH MONTH THEREAFTER DURING THE TERM OF THIS NOTE, AND THE OUTSTANDING PRINCIPAL BALANCE OF THIS NO TOGETHER WITH ALL ACCRUED BUT UNPAID INTEREST, SHALL BE DUE AND PAYABLE AN APRIL 15, 1999. The annual interest rate for this Agreement computed on a 366/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at the address designated by Lender from time to time in writing. If any payment of principal of or interest on this Agreement shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day. As used herein, the term "Business Day shall mean any day other than a Saturday, Sunday or tiny other day on which national banking associations are authorized to be close. Unless otherwise agreed to, in writing, or otherwise required by applicable law, payments will be applied first to accrued, unpaid interest then to principal, and any remaining amount to any unpaid collection costs, late charges and other charges, provided, however, up delinquency or other default, Lender reserves the right to apply payments among principal, interest, late charges, collection costs and other charges at Its discretion. The books and records of Lender shall be prima facie evidence of all outstanding principal of and accrued b unpaid interest on this Agreement, This Note may be executed in connection with a loan agreement. Any such loan agreement may contain additional rights, obligations and terms.

     Borrower hereby expressly promises to pay to the order of Lender the principal amount of the Note and all accrued but unpaid interest no or hereafter to becorne due and payable under the Note, as modified hereby.

     CURRENT NOTE BALANCE. As of the effective date hereof, the outstanding principal balance of the Note is $450,000.00.


DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Borrower may request advances and make payments hereunder from time to time, provided that it is understood and agreed trial the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed the Total Principal Amount. The unpaid principal balance of this Agreement shall increase and decrease with each new advance or payment hereunder, as the case may be. Subject to the terms hereof, Borrower may borrow, repay and reborrow hereunder . Advances under this Agreement, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral request be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the Note and all other Related Documents remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of thin Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions. Borrower agrees that there are no claims or offsets against, of defenses or counterclaims to, the payment of the Note.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THIS AGREEMENT AND ACKNUWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER;
SCC COMMUNICATIONS CORP., A DELAWARE CORPORATION

By:                                           By:
   -----------------------------------------     -------------------------------
       GEORGE HEINRICHS, PRESIDENT                     NANCY K. HAMILTON, CFO


ACCEPTED AND AGREED:
Bank One, Colorado, NA

BY:
   ------------------------------------------
Title:
      ---------------------------------------

BANK1ONE.
                                 LOAN AGREEMENT


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
PRINCIPAL              Loan Date    MATURITY       LOAN NO          CALL       COLLATERAL        ACCOUNT        OFFICER     INITIALS
$2,000,000.00                       04-15-1999       75             074833        328           8760310127       00410
------------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------------



BORROWER:    SCC COMMUNICATIONS CORP., A DELAWARE                      LENDER:    BANK ONE, COLORADO, N.A.
             CORPORATION                                                          BOULDER
             6285 LOOKOUT ROAD                                                    1125  17TH STREET
             BOULDER, CO  80301                                                   DENVER, CO   80217


THIS LOAN AGREEMENT between SCC COMMUNICATIONS CORP., A DELAWARE CORPORATION ("Borrower") and Bank One, Colorado, NA ("Lender") is made and executed as of April 15, 1998. This Agreement governs bit loans, credit facilities and/or other financial accommodations described herein and, unless otherwise agreed to in writing by Lender and Borrower, all other present and future loans, credit facilities and other financial accommodations provided by Lender to Borrower. All such loans, credit facilities and other financial accommodations, together with all renewals, extensions and modifications thereof, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; and (b) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of April 15, 1998, and shall continue thereafter until all Loans and other obligations owing by Borrower to Lender hereunder have been paid In full and Lender has no commitments or obligations to make further Advances under the Loans to Borrower.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code as adopted in the State of Colorado. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Agreement. The word 'Agreement" means this Loan Agreement, as may be amended or modified from time to time, together with all exhibits and schedules attached hereto from time to time.

     Account. The word "Account" means a trade account receivable of Borrower for goods sold or leased or for services rendered by Borrower in the ordinary course of its business.

     Account Debtor. The words "Account Debtor" mean the person or entity obligated upon an Account.

     Advance. The word "Advance" means any advance or other disbursement of Loan proceeds under this Agreement. Borrower. The word "Borrower" means SCC COMMUNICATIONS CORP., A DELAWARE CORPORATION,

     Borrowing Base. The words "Borrowing Base" mean 80.000% of the aggregate amount of Eligible Accounts.

     Collateral. The word 'Collateral" means and includes without limitation all property and assets granted as collateral for any Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, charter mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lion or title retention contract, lease or consignment intended as a security device, or any other security or Committed Sum. The words "Committed Sum" mean an amount equal to $2,000,000.00.

     Eligible Accounts. The words "Eligible Accounts" mean, at any time, all of Borrower's Accounts which contain terms and conditions acceptable to Lender and in which Lender has a first lien security interest, less the amount of all returns, discounts, credits, and offsets ot any nature; provided, however, Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

          (a)Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower and to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.

          (b) All Accounts with respect to which Borrower has furnished a payment and/or performance bond and that portion of any Accounts for or representing retainage, if any, until all prerequisites to the immediate payment of such retainage have been satisfied.

          (c) Accounts with respect to which goods are placed on consignment or subject to a guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional.

          (d)Accounts with respect to which the Account Debtor is not a resident of, or whose principal place of business is located outside of, the United States or its territories, except to the, extent such Accounts are supported by insurance, bonds or other assurances satisfactory to Lender in its sole and absolute discretion.

          (e)Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

          (f)Accounts which are subject to dispute, counterclaim, or setoff.

          (g)Accounts with respect to which all goods have not been shipped or delivered, or all services have not been rendered, to the Account Debtor.

          (h) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

          (i)Accounts of any Account Debtor who has filed or has had tiled against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts Including its payrolls) as such debts become due

          (i) Accounts with respect to which the Account Debtor is rise United States government or any department or agency of the United States, except to the extent an acknowledgement of assignment to I-ender of any such Accounts in compliance with the Federal Assignment of Claims Act and other applicable laws has been received by Lender.

          k) Accounts which have not been paid or are not due and payable in full within 90 DAYS days from the original invoice date.

     ERISA. The word " ERISA' means the Employee Retirernent Income Security Act of 1 9 74, as amended.

     Grantor. The word "Grantor' means and includes each and all of the persons or entities granting a Security Interest in any Collateral for any of the Loans.

     Guarantor. The word 'Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties fur any of the Loans.

     Indebtedness. The word 'Indebtedness" means the indebtedness evidenced by the Note, including all principal and accrued interest thereon, together with all other liabilities, costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus any accrued interest thereon, owing by Borrower, or any one or more of them, to Lender of any kind or character, now existing or hereafter arising, as well as all present and future claims by Lender against Borrower, or may one or more of them, and all renewals, extensions, modifications, substitutions and rearrangements of any of the forgoing; whether such Indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, overdraft, indemnity agreement or otherwise; whether such indebtedness is Voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether narrower may be liable primarily or secondarily or as debtor, maker, comaker, drawer, endorser, guarantor, surety, accommodation party or otherwise.

     Lender. The word "Lender" means Bank One, Colorado, NA, its successors and assigns.

     Line of Credit. The words "Line of Credit" mean the credit facility described in the Section titled "LINE OF CREDIT" below.

     Note. The word "Note" means any and all promissory note or notes which evidence Borrower's Loans in favor of Lender, as well as any amendment, modification, renewal or replacement thereof.

     RELATED DOCUMENTS. The words 'Related Documents" mean arid include without limitation the Note and all credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agree and documents, whether now or hereafter existing, executed in connection with the Note,

     SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, cove arrangements, understandings or (other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing creating a Security Interest.

     SECURITY INTEREST. The words 'Security Interest' mean and include without limitation any type of security interest, whether in the form o lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional as trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien inter whatsoever, whether created by law, contract, or otherwise.

LINE OF CREDIT. Subject to the other terms and conditions herein, Lender hereby establishes a Line of Credit for Borrower through which Lender agrees to make advances to Borrower from time to time from the effective date of this Agreement until the maturity date of the No evidencing the Line of Credit, provided the aggregate amount of such advances outstanding at any time does not exceed the lesser of t amount equal to the Borrowing Base or an amount equal to the Committed Sum. Within the foregoing limits, Borrower may borrow, partially wholly prepay, and reborrow under this Agreement.

     BORROWING BASE COMPLIANCE. If at any time the aggregate principal amount Outstanding under the Line of Credit shall exceed the applicable Borrowing Base, Borrower shall pay to Lender an amount equal to the difference between the outstanding principal balance under the Line of Credit and the Borrowing Base.

     REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS. With respect to the Accounts, Borrower represents and warrants to Lender: Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of t definition of an Eligible Account; and (b) All Account information listed on reports and schedules delivered to Lender will be true a correct, subject to immaterial variance.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each request for an Advance, as of the date of any renewal, extension (or modification of any Loan, and at all times any Loans or Lender commitment to make Loans hereunder is outstanding:

     ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State Delaware and is duly qualified and in good standing in all other states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage,

     AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents to which Borrower is a party ha been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do riot conflict with. result in a violation of, or constitute a default under (a) any provision of its articles incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, government regulation, court decree, or order applicable to Borrower. Borrower has all requisite power and authority to execute and deliver fail Agreement and all other Related Documents to which Borrower is it party.

     FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely discloses Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     LEGAL EFFECT. This Agreement and all other Related Documents to which Borrower is a party constitute legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with their respective, terms, except as limited by bankruptcy, insolvency or similar laws at general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally b limited by equitable principles,

     PROPERTIES. Except for Permitted Lions, Borrower Is the sole owner of, and has good title to, all of Borrower's properties free and clear of a Security Interests, and has not executed any security documents or financing statements relating to such properties All of Borrower' properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at lea the last six 16) years.

     COMPLIANCE. Except as disclosed in writing to Lender (a) Borrower is conducting Borrower's businesses In material compliance with a applicable federal, state and local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions, including without limitation, those pertaining to health or environmental matters, and (b) Borrower otherwise does not have any known material contingent liability in connection with the release into the environment, disposal or the improper storage of any toxic or hazardous substance or solid waste.

     LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes against Borrower is pending or threatened, and no other event has occurred which may in any one case or in the aggregate material adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclose to and acknowledged by Lender in writing.

     TAXES. All tax returns and reports of Borrower that are, or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those that have been disclosed in writing to Lender which are presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     LIEN PRIORITY. Unless otherwise previously disclosed to and approved by Lender in writing, Borrower has not entered into any Security Agreements, granted a Security Interest or permitted the filing or allactinit3nt of any Security Interests on or affecting any of the Collateral except in favor of Lender.

     LICENSES, TRADEMARKS AND PATENTS. Borrower possesses and will continue to possess all permits, licenses, trademarks, patents and right thereto which are needed to conduct Borrower's business and borrower's business does not conflict with or violate any valid rights o others with respect to the foregoing.

     COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes approved by Lender and such proceeds will not be used for the purchasing or carrying of "margin stock" as defined in Regulation U issued by the Board 0 Governors of the Federal Reserve System.

     EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with at applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii)Borrower has not withdrawn from any such plan or initiated steps to do so, (fit) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

     LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's chief executive office if Borrower has more than one place of business, is located at 6285 LOOKOUT ROAD, BOULDER, CO 80301. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrowur keeps it4 records concerning the Collateral.

     INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by emitting to state any material fact necessary to make such information not misleading.

     SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending the Loans to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect during the term of this Agreement.

     AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will;

     DEPOSITORY RELATIONSHIP. Establish and maintain its primary operating account(s) with Lender.

     LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor, arid (c) the creation, occurrence or assumption by Borrower of any actual or contingent liabilities not permitted under this Agreement.

     FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine, audit and make and take away copies or reproductions of Borrower's books and records at all reasonable times. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of Such records) in the possession of a third party, Borrower, upon request of Lender shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of records it may request, all at Borrower's expense.

Financial Statements. Furnish Lender with, as soon as available, but in no event later than one hundred twenty 11 20) days after the an each fiscal year, Borrower's balance sheet, income statement, and statement of changes in financial position for the year ended, audited a certified public accountant satisfactory to Lender, arid, as soon as available, but in no event later than thirty five (35) days after the of each month, Borrower's balance sheet, income statement, and statement of changes in financial position for the period ended, prep and certified, subject to year-enti review adjustments, as correct to the best knowledge and belief by Borrower's chief financial office other officer or person acceptable to Lender. All financial reports require.1 to be provided under this Agreement shall be prepare accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true correct.

Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition business operations as Lender may request from time to time.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in turm satisfactory Lender, including stipulations that coverages will not lie cancelled or diminished without at least thirty (30) days' prior written notice Lender. In connection with all policies covering assets in which Lender holds or is offered a Security Interest tot the Loans, Borrower provide Lender with such loss payable or other endorsements as Lender may requires

Insurance Reports. Furnish to tender, upon request of Lender, reports on each existing insurance policy showing such information Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) amount of the policy: (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained and the manner of determining those values; and (f) the expiration date of the policy.

Other Agreements. Comply with all terms and conditions of all other agreements, whether now of hereafter existing, between Burro and any other party and notify Lender immediately in writing of any, default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

TAXES, CHARGES AND LIONS. Pay and discharge when due all of its indebtedness and obligations, including without limitation assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any Borrower's properties, income, or profits; provided however, Borrower will not be required to pay and discharge any such assessment, tax charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and ( Borrower shall have established on)its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting principles. Borrower, report demand of Lender, will furnish to Lender evidence payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver t Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, incom or profits.

PERFORMANCE. PERFORM and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in timely manner, and promptly notify Lender it Borrower learns of the occurrence of any event which constitutes an Event of Default und this Agreement or under any of the Related Documents.

OPERATIONS. Conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state an municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation compliance with the Americans With Disabilities Act. all applicable environmental statutes, rules, regulations and ordinances and with a minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender 35 DAYS OF EACH MONTH with, a certificate executed b Borrower's chief financial officer, or other officer or person acceptable to Lender, (a) certifying that the representations and warranties so forth in this Agreement are true and correct as of the date of the certificate arid that, as of the date of the certificate, no Event of Default exists under this Agreement, and (b) demonstrating compliance with all financial covenants set forth in this Agreement.

ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respect with all federal, state and local environmental laws, statutes regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; and furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether o not there is damage to the environment and/or other natural resources.

BORROWING BASS CERTIFICATE. Within 35 days after each MONTH, Borrower shall deliver to Lender a borrowing base certificate, in form an detail Satisfactory to Lender, along with such supporting documentation as Lender may request, including without limitation, an account receivable aging report and/or a list or schedule of Borrower's accounts receivable, inventory and/or equipment.

ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of Trust, security agreements financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence an secure the Loans and to perfect till Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender;

MAINTAIN BASIC BUSINESS, Engage in any business activities substantially different than those in which Borrower is presently engaged,

     MAINTAIN BASIC BUSINESS, Engage in any business activities substantially different than those in which BORROWER is PRESENTLY engaged.

     CONTINUITY OF OPERATIONS. Cease operations, liquidate, dissolve or merge or consolidate with OR INTO ANY OTHER ENTITY.

     INDEBTEDNESS. Create, incur or assume additional indebtedness for borrowed money, including capital leases, or guarantee any indebtedness owing by others, other than (a) current unsecured trade debt incurred in the ordinary course of business, (b) indebtedness owing to Lender, (c) borrowings outstanding as of the date hereof and disclosed to Lender in writing, and (d) any borrowings otherwise approved by Lender in writing.

     LIENS. Mortgage, assign, pledge, grant a security interest in or otherwise encumber Borrower's assets, except as allowed as a Permitted Lien.

     DIVIDENDS. Pay any dividends on Borrower's capital stock or purchase, redeem, retire or otherwise acquire any of Borrower's capital stock or alter or amend Borrower's capital STRUCTURE.

CONDITIONS PRECEDENT TO ADVANCES. Lender's obligation to make any Advances or to provide any other financial accommodations to or for the benefit of Borrower hereunder or shall be subject to the conditions precedent that as of the date of such advance or disbursement and after giving effect thereto (a) all representations and warranties made to Tender in this Agreement and the Related Documents shall be true and correct as of and as if made on such date, (b) no material adverse change in the financial condition of Borrower (if any Guarantor since the effective date of the most recent financial statements furnished to Lender, or in the value of any Collateral, shall have occurred and be continuing, (c) no event has occurret.1 and is continuing, or would result from the requested advance or disbursement, which with notice or lapse of time, or both, would constitute an Event of Default, (d) no Guarantor has sought, claimed or otherwise attempted to limit, modify or revoke such Guarantor's guaranty of any Loan, and (e) Lender has received all Related Documents appropriately executed by Borrower and all other proper parties.

EXHIBIT "A". An exhibit, titled 'EXIIIBIT 'A',' is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

RIGHT OF SETOFF. Unless a lien would be prohibited by law or would tender a nontaxable account taxable, Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or any other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future. Borrower authorizes Lender, tu the extent permitted liy applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts. EVENTS OF DEFAULT. Each of the following shall constitute an Event (if Default under this
Agreement:

Default on Indebtedness. Failure of Borrower to make any payment when due on any of the Indebtedness.

     Other Defaults. Failure of Borrower, any Guarantor or any Grantor to comply with or to Perform when due any other term, obligation covenant or condition contained in this Agreement, the Note or in any of the other Related Documents, or failure of Borrower to co with or to perform any other term, obligation, covenant or condition contained in any other agreement now existing or hereafter art between Lender and Borrower.

     False Statements. Arty warranty, representation or statement made or furnished to Lender under this Agreement or the Related Documents is false or misleading In any material respect.

     Default to Third Party. The occurrence of any event which permits the acceleration of the maturity of any Indebtedness owing Borrower, Grantor or any Guarantor to any third party under any agreement or undertaking.

     Bankruptcy or Insolvency. If the Borrower, Grantor or any Guarantor: (if becomes insolvent, or makes a transfer in fraud of creditors, makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (II) generally is paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party of in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty 160) days after the effect date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition far relief under II)a United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the forego hereinafter collectively called "Applicable Bankruptcy Low") or an involuntary petition for relief is filed against such party under Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for re naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or of relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) day final money judgment against such party.

     Liquidation, Death and Related Events. If Borrower, Grantor or any Guarantor is an entity, the liquidation, dissolution. merger consolidation of any such entity or, if any of such parties is an individual, the death or legal incapacity of any such individual.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-he repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing Indebtedness, or by any governmental agency.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, Lender may, at its option, without further notice or demand, (a) terminate all commitments and obligations of Lender to make Loans to Borrower, if any, (b) declare all Loans and any other Indebtedness immediately due and payable, (c) refuse to advance any additional amounts under the Note or to provide any other financial accommodation under this Agreement, or (d) exercise all the rights and remedies provided in the Note or in any of the Related Documents or available at law, equity, or otherwise; provided, however, if any Event of Default of the type described in the "Bankruptcy or Insolvency" subsection above shall occur, all Loans and any other Indebtedness shall automatically become due and payable, without any notice, demand or action by Lend Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly concurrently. Election by Lender to pursue any remedy shall not exclude pursuit if any other remedy, and an election to make expenditures to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rig and remedies.


MISCELLANEOUS PROVISIONS.

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the panties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Colorado. Subject to the provision on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard t any conflict of laws of provisions thereof.

     JURY WAIVER. THE UNDERSIGR4ED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCARL AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPO CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG TIIE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WA RELATED TO THIS DOCUMENT OR ANY OTHER RELATED DOCUMENT. TITIS PROVISION IS A MATERIAL INDIJCEMENT TO LENDER T PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATEE) I)OCUMENTS.

     ARBITRATION. Lender and Borrower agree that upon the written demand of either party, whether made before or after the institution o any legal proceedings, but prior to the renderirig of arty judgment in that proceeding, all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Agreement, any Related Document or otherwise, including without limitation contract disputes and tort claims, shall be arbitrated pursuant to the Commercial Rules of the American Arbitration Association. Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having a AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, provisional or preliminary rights an/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any Such action shall not be deemed an Election of remedies. This includes, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims. or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right or remedy, concerning an Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated; provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of either flurry. Judgment upon any award rendered by any arbitrator may be entered in at any court having jurisdiction. Nothing in this arbitration provision shall preclude either party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purpose. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.


CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it i-nay have with respect to such matters. Borrower additionally waives any and a11 notices of sale of participation interests, as well as all notices of any repurchase of such participation interests.

COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including attorneys' tees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may hire one or more attorneys to help collect the Indebtedness it Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees.

NOTICES. All notices required to be given under this agreement often be given in writing, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower constitute notice to all Borrowers, For notice purposes, Borrower will keep Lender informed at all times of Borrower's current addressees),

SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, it the offending provision cannot be so modified, it shall be stricken and ail other provisions of this Agreement in all other respects shall remain valid and enforceable.

COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute the same document. Signature pages may be detached from the counterparts to a single copy of this Agreement to physically form one document.

Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival. All warranties, representations, and covenants made try Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

Time Is of the Essence. Time is of the essence in the performance of this Agreement.

Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission oil the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to dernand strict compliance with that provision or any other provision c)f this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor or Guarantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by I-ender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

                                                                             Ms.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS.

THIS AGREEMENT IS EXECUTED AS OF THE DATE SET FORTH ABOVE.


BORROWER;
SCC COMMUNICATIONS, CORP., A DELAWARE CORPORATION

By;                                                           By


LENDER:



       or

                                                                         C3.OVLI

LASCR PRO, R.9 U